SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2000

LASON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	38-3214743 (I.R.S. Employer Identification Number)

000-21407 (Commission File Number)

1305 Stephenson Highway Troy, MI (Address of Principal Executive Offices)	48083 (Zip Code)

(248)597-5800 (Registrant's Telephone Number, Including Area Code)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5.	Other Events

      As disclosed in the attached press release, incorporated herein in its entirety, on September 18, 2000, Lason, Inc. announced that it had reached a definitive agreement with a group of banks, whose agent is Bank One, to extend its existing bank credit facility for a one-year term.

Item 7.		Financial Statements and Exhibits

(c) Exhibits

	99.1	September 18, 2000 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2000	LASON, INC. (Registrant)

By: /s/ John R. Messinger John R. Messinger, Acting Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit:	Description:

99.1	September 18, 2000 Press Release